CHANGE IN CONTROL AGREEMENT
                                   (two years)


     This CHANGE IN CONTROL AGREEMENT (this "Agreement") is dated as of January 13, 1998, by and among BRIDGEHAMPTON NATIONAL BANK (the "Bank"), BRIDGE BANCORP, INC. (the "Company") (the Bank and the Company, collectively, the "Employers") and Anthony Leone (the "Employee").

     WHEREAS, the Employee is currently serving as the Sr. Vice President/Chief Banking Officer of the Bank;

     WHEREAS, the Company and the Employee have entered into a Severance Agreement dated as of January 1, 1997 (the "Prior Agreement");

     WHEREAS, the respective Boards of Directors of the Employers (the "Boards") have approved and authorized the entry into this Agreement with the Employee;

     WHEREAS, the Boards believe that it is in the best interests of the Employers to encourage the Employee's continued employment with and dedication to the Bank in the face of potentially distracting circumstances arising from the possibility of a change in control of the Company or the Bank; and

     WHEREAS, the parties desire to enter into this Agreement setting forth the terms and conditions for the payment of special compensation to the Employee in the event of a termination of the Employee's employment in connection with or as the result of a change in control of the Company or of the Bank and to replace and supercede the Prior Agreement;

                  NOW, THEREFORE, it is AGREED as follows:

     1. Term. The initial term of this Agreement shall be for a period commencing on the date hereof and ending on December 31, 2000. The Employers may renew this Agreement by written notice to the Employee for one additional year on January 1, 1999 and each subsequent January 1 during the term of this Agreement unless the Employee gives contrary written notice to the Employers before any such renewal date. If at any time during the term of this Agreement, there is a "Change in Control" as defined in Section 2(b) hereof, the provisions of this Agreement shall continue to apply for two years from the date of such Change in Control regardless of whether the term of this Agreement is subsequently renewed under this Section 1. References herein to the "term of this Agreement" shall include the initial term and any additional years for which this Agreement is renewed.

     2. Termination of Employment in Connection with or following a Change in Control.

     (a) If during the term of this Agreement there is a Change in Control (as defined below), in the event the Employee's employment is terminated, voluntarily with "Good Reason" (as defined below) or involuntarily other than for "Willful Misconduct" (as defined below), in connection with or within two years after a Change in Control, the Employee shall be entitled to receive, as severance for services previously rendered to the Bank, salary continuation as provided herein (subject to Sections 2(d) and 3 below), unless such termination occurs by virtue of death or normal retirement under the terms of the Bank's pension or retirement plan applicable to the Employee.

          (i) Subject to Sections 2(d) and 3 below, salary continuation under this Agreement shall mean continuation of the Employee's "current annual compensation" (as defined below) by the Bank for the period from the date of termination to the date that is two years after the Change in Control. Salary continuation payments under this Section 2(a) shall not be reduced by any compensation that the Employee may receive from other employment with another employer after termination of the Employee's employment with the Bank, but such payments shall be reduced by any disability benefits received by the Employee during such period under any disability insurance policy or plan maintained or provided by the Bank. No payment hereunder shall affect the Employee's entitlement to any vested retirement benefits or other compensation payments. Payments to the Employee under this
               Section 2(a) shall be made by the Bank not less frequently than monthly.

          (ii) All insurance or other provisions for indemnification, defense or hold-harmless of officers of the Bank that were in effect before the Change in Control shall continue for the benefit of the Employee following termination of his employment under this
               Section 2(a) with respect to all of his acts and omissions while an officer as fully and completely as if such termination had not occurred, and until the final expiration or running of all periods of limitation against action that may be applicable to such acts or omissions

          (iii)If the Bank fails to make timely payment of any amount then payable to or for the benefit of the Employee under this Agreement and such failure continues for more than 30 days, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred by the Employee in taking action to collect such amounts or otherwise to enforce this Agreement, plus interest on such amounts at the prime rate (defined as the base rate on corporate loans at large U.S. money center commercial banks as published by The Wall Street Journal), compounded monthly, for the period from the date the payment is due until the payment is made. Such reimbursement and interest shall be in addition to all rights that the Employee is otherwise entitled to under this Agreement.

     (b) To establish that a voluntary termination was with Good Reason, the Employee shall state in his notice of resignation the reasons why he believes that Good Reason exists for his resignation. For purposes of this Agreement, "Good Reason" shall mean: (A) any requirement that the Employee relocate his place of employment outside the area comprised of the Towns of Southampton, East Hampton, Shelter Island, Southold and Riverhead, New York, in connection with his employment by the Bank or any other subsidiary of the Company, (B) a reduction, without the prior written consent of the Employee, in his base salary or the employee benefits provided to him (or both) or (C) a material adverse change in the duties and responsibilities of the Employee following a Change in Control, such that such duties and responsibilities are not reasonably appropriate for a person having the educational background and experience of the Employee, taking into consideration the size of the Bank (or its successor) and the nature of its business and assets after the Change in Control. If the Employers reject the Employee's statement that Good Reason exists, the dispute shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof, but the Employers shall have the burden of proving in such arbitration that the rejection of the Employee's statement was proper.

     (c) For purposes of this Agreement, a "Change in Control" shall be deemed to have taken place if: (i) any person becomes the beneficial owner of more than 50 percent of the total number of voting shares of the Company; (ii) any person (other than the persons named as proxies solicited on behalf of the Board of Directors of the Company) holds revocable or irrevocable proxies as to the election or removal of members of the board of directors of the Company, for more than 50 percent of the total number of voting shares of the Company; (iii) any person (other than a person controlled directly or indirectly by the Company) becomes the beneficial owner of more than 50 percent of the total number of voting shares of the Bank; (iv) any person has received all required approvals of applicable regulatory authorities to acquire control of the Company or the Bank; or (v) as the result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company immediately before such transaction shall cease to constitute at least half of the members of the Board of Directors of the Company or any successor corporation. For purposes of this Section 2(c), a "person" includes an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, unincorporated organization, joint-stock company or similar organization or group acting in concert. A person for these purposes shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934.

     (d) Notwithstanding any other provision of this Agreement or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Employee and the Company, the Bank or any other subsidiary of the Company, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this Section 2(d) (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Employee (including groups or classes of participants or beneficiaries of which the Employee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Employee (a "Benefit Plan"), the Employee shall not have any right to receive any payment or other benefit under this Agreement, any Other Agreement, or any Benefit Plan if such payment or benefit, taking into account all other payments or benefits to or for the Employee under this Agreement, all Other Agreements, and all Benefit Plans, would cause any payment to the Employee under this Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Internal Revenue Code (a "Parachute Payment"). In the event that the receipt of any such payment or benefit under this Agreement, any Other Agreement, or any Benefit Plan would cause the Employee to be considered to have received a Parachute Payment under this Agreement, then the Employee shall have the right, in the Employee's sole discretion, to designate those payments or benefits under this Agreement, any Other Agreements, and/or any Benefit Plans that should be reduced or eliminated so as to avoid having the payment to the Employee under this Agreement be deemed to be a Parachute Payment. Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with applicable laws, regulations or orders issued by a banking agency or court of competent jurisdiction.

     (e) "Current annual compensation," for purposes of this Agreement, shall be based on the Employee's base salary (excluding incentive bonus payments) at the annual rate in effect at the time of termination of the Employee's employment, but not less than the amount of base salary actually paid to the Employee during the 12-month period preceding such termination.

     3. Confidentiality and Noninterference with Customers and Employees.

     (a) Except as authorized or directed by the Employers, the Employee shall not at any time during or subsequent to employment with the Employers, directly or indirectly, publish or disclose to any person or entity any confidential information of the Employers or confidential information of others that has come into the Employers' possession or the Employee's possession in the course of employment with the Employers, and the Employee will not use such information for the Employee's personal gain or make it available for others to use. All information, whether written or not, regarding the business and finances of the Employers, or their customers and contractors, including, without limitation, information relating to existing and contemplated products, services, software, systems, methods, business procedures, construction, operational and marketing plans and programs, prices, costs and revenues, prospective and existing contracts, prospective and existing customers or other business arrangements and any additional information acquired only because of employment with the Employers, shall be presumed to be confidential, except to the extent the same shall have been lawfully and without breach of obligation made available to the general public without restriction. All papers and records of every kind, including all memoranda, notes, lists, plans, reports, data (written or recorded) and documents, whether originals or copies and whether prepared by the Employee or by others, relating to the business and finances of the Employers or their customers or contractors, shall be the sole and exclusive property of the Employers. The Employee will return to the Employers all of the above materials upon termination of employment and will not at any time give or disclose such materials to any unauthorized person or entity.

     (b) The Employee acknowledges and agrees that, because relationships with customers and prospective customers are expected to constitute a large portion of the goodwill of the Bank's business, it is of great importance to the Employers that the Employee not solicit the Bank's customers and prospective customers (other than on behalf of the Bank) during the period of employment, and that the Employee not solicit such customers and prospective customers after termination of the Employee's employment while the Employee is receiving salary continuation payments under Section 2(a) hereof, with respect to business or contracts for any products or services of the type provided, developed or under development by the Bank during the Employee's employment by the Bank, so that another employee of the Bank will have an opportunity to develop relationships with such clients and prospective clients. The Employee agrees that, while the Employee is employed by the Bank and while the Employee is receiving salary continuation payments under Section 2(a) hereof, the Employee shall not, within the area comprised of the Towns of Southampton, East Hampton, Shelter Island, Southold and Riverhead, New York, and any other town in which the Employee performed material services for the Bank, directly or indirectly solicit (other than on behalf of the
          Bank) business or contracts for any products or services of the type provided, developed or under development by the Bank during the Employee's employment by the Bank, from or with (i) any person or entity that was a customer of the Bank for such products or services as of, or within one year before, the date of termination of the Employee's employment with the Bank (the
          "Termination Date"), or (ii) any prospective customer that the Bank was actively soliciting as of, or within one year before, the Termination Date.

     (c) While the Employee is employed by the Employers and thereafter while the Employee is receiving salary continuation payments under Section 2(a) hereof, the Employee shall not solicit any person who is then employed by the Company, the Bank or any subsidiary of either of them or who within 90 days before the Termination Date had been so employed, to leave such employment or to become employed by any person or entity other than the Company, the Bank or any such subsidiary.

     (d)  The  Employee  acknowledges  that the  restrictions  contained in this
          Section 3 are reasonable and necessary to protect the business and interests of the Employers and that any violation of these restrictions would cause substantial irreparable injury. Accordingly, the Employee agrees that a remedy at law for any breach of the foregoing covenants would be inadequate and that the Employers, in addition to any other remedies available, shall be entitled to obtain preliminary and permanent injunctive relief to secure specific performance of such covenants and to prevent a breach or contemplated breach of this Section without the necessity of proving actual damage. The Employee will provide the Employers a full accounting of all proceeds and profits received by the Employee as a result of or in connection with a breach of this Section. Unless prohibited by law, the Employers shall have the right to retain any amounts otherwise payable to the Employee to satisfy any obligations of the Employee as a result of any breach of this Section. The Employee hereby agrees to indemnify and hold harmless the Employers from and against any costs and expenses incurred by the Employers as a result of any breach of this Section by the Employee and in enforcing and preserving the Employers' rights under this Section.

     4. No Assignments. This Agreement is personal to each of the parties hereto. No party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto. However, in the event of the death of the Employee, all rights to receive payments hereunder shall become rights of the Employee's estate.

     5. Prior Agreement Superseded; Entire Agreement; Amendments. The Prior Agreement is hereby replaced and superseded and the Prior Agreement shall be of no further force or effect after the date of this Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment, modification, or discharge is sought.

     5. Section Headings. The section headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     6. Governing Law. This Agreement shall be governed by the laws of United States to the extent applicable and otherwise by the laws of the State of New York, excluding the choice of law rules thereof.


Attest:                                 BRIDGE BANCORP, INC.


                                        By
Secretary                                  President and Chief Executive Officer


Attest:                                 BRIDGEHAMPTON NATIONAL BANK


                                        By
Secretary                                  President and Chief Executive Officer


                                        EMPLOYEE



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                                      -8-